UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2024

NATURE’S MIRACLE HOLDING INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41977	88-3986430
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3281 E. Guasti Road, Suite 175 Ontario, CA 91761	91761
(Address of registrant’s principal executive office)	(Zip code)

(909) 218-4601

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NMHI	The Nasdaq Stock Market LLC

Warrants to purchase Common Stock, at an exercise price of $11.50 per share	NMHIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On November 7, 2024, Nature’s Miracle Holding Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with D. Boral Capital LLC as the underwriter (the “Underwriter”), relating to a firm commitment underwritten public offering (the “Offering”) of (i) 25,133,631 units (the “Units”) at a public offering price of $0.1118 per Unit, with each Unit consisting of one share of common stock, par value $0.0001 per share, of the Company (“Common Stock”), one Series A warrant (“Series A Warrant”) to purchase one share of Common Stock at an exercise price of $0.1118 per share and one Series B warrant (“Series B Warrant” and, together with Series A Warrant, the “Warrants”) to purchase such number of shares of Common Stock as determined on the Reset Date as defined thereunder, at an exercise price of $0.0001 per shares, and (ii) 1,700,000 pre-funded units (the “Pre-Funded Units”) at a public offering price of $0.1117 per Pre-Funded Unit, with each Pre-Funded Unit consisting of one pre-funded warrant (the “Pre-Funded Warrants”) exercisable for one share of Common Stock at an exercise price of $0.0001 per share, one Series A Warrant and one Series B Warrant. The Pre-Funded Warrants will be immediately exercisable and may be exercised at any time until all of the Pre-Funded Warrants are exercised in full.

The Series A Warrants will be exercisable commencing upon our receipt of the Warrant Stockholder Approval (described below) and will expire 5 years after the date of the Warrant Stockholder Approval and the Series B Warrants will be exercisable commencing upon our receipt of the Warrant Stockholder Approval until 2 years from the date of Warrant Stockholder Approval.

The exercise price and number of shares of Common Stock issuable under the Series A Warrants are subject to adjustment and the number of shares of Common Stock issuable under the Series B Warrants will be determined following the 10th trading day after the date of Warrant Stockholder Approval (the “Reset Date”), and to be determined pursuant to 80% of the lowest daily average trading price of the Common Stock during the Reset Period (as defined in the Series B Warrant), subject to a minimum price of $0.02236 per share (20% of the public offering price per Unit), such that the maximum number of shares of Common Stock underlying the Series A Warrants would be an aggregate of approximately 134,168,157 (determined by dividing the offering amount of $3,000,000 by the minimum exercise price of $0.02236) and the maximum number of shares of Common Stock underlying the Series B Warrants would be an aggregate of approximately 107,334,526 (determined by subtracting the 25,133,631 Units and 1,700,000 Pre-Funded Units offered from 134,168,157).

The Warrants will be exercisable only upon receipt of such stockholder approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market to permit the exercise of the Warrants (the “Warrant Stockholder Approval”).

The Offering closed on November 12, 2024. The net proceeds to the Company from the Offering were approximately $2.5 million, after deducting underwriting discounts and commissions and the payment of other estimated offering expenses associated with the Offering that are payable by the Company. The Company also paid the Underwriter an underwriting discount equal to 7.0% of the gross proceeds of the Offering and a non-accountable expense fee equal to 0.5% of the gross proceeds of the Offering.

The Company intends to use the net proceeds of the Offering for general corporate purposes, including working capital and investments.

The Units and Pre-Funded Units were offered by the Company pursuant to a registration statement on Form S-1, as amended (File No. 333-282487), which was originally filed with the SEC on October 3, 2024 and declared effective by the SEC on November 7, 2024, and a registration statement on Form S-1 (File No. 333-283079) filed pursuant to Rule 462(b) of the Securities Act, which was filed with the SEC and became effective on November 7, 2024. The final prospectus relating to the Offering was filed with the SEC on November 12, 2024.

The foregoing summary of the terms of the Underwriting Agreement, Pre-Funded Warrant, Series A Warrant and Series B Warrant are subject to, and qualified in their entirety by reference to the full text of such agreements, copies of which are filed as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 7, 2024, the holders of a majority of voting stock of the Company (the “Majority Stockholders”) approved, by written consent, the Offering and the potential issuance of the shares underlying the Warrants. The Majority Stockholders collectively held 18,968,859 shares of Common Stock as of November 7, 2024, representing approximately 56.9% of the total issued and outstanding shares of voting securities of the Company as of November 7, 2024.

The consent will be effective 20 days after the definitive information statement relating to such consent is mailed to shareholders.

Item 8.01. Other Information.

On November 8, 2024, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. On November 12, 2024, the Company issued a press release announcing the closing of the Offering. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement dated as of November 7, 2024, between Nature’s Miracle Holding Inc. and D. Boral Capital LLC.
4.1	Form of Pre-Funded Warrant.
4.2	Form of Series A Warrant
4.3	Form of Series B Warrant
99.1	Press Release dated November 8, 2024.
99.2	Press Release dated November 12, 2024.
104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2024

NATURE’S MIRACLE HOLDING INC.

By:	/s/ Tie (James) Li
Name:	Tie (James) Li
Title:	Chief Executive Officer

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